UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01048

Mairs and Power Balanced Fund, Inc.
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

William B. Frels, President, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	12/31/2006

Date of reporting period:	06/30/2006

Item 1.                    Report to Stockholders

Mairs and Power
Balanced Fund, Inc.

SEMI-ANNUAL REPORT

June 30, 2006

W1520 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101

August 22, 2006

To Our Shareholders:

Second Quarter Results

Reflecting growing concerns regarding such issues as inflation, the strength of the economy and international problems, the stock market has experienced continuing weakness since about the middle of the second quarter.  The bond market also experienced similar weakness during most of the quarter.  The Balanced Fund performed in line with most equity market indices during the second quarter primarily because of its representation in some of the better performing industry groups such as consumer staples, energy and utilities.  The Fund experienced a negative 0.7% total investment return compared to comparable returns of +0.9% for the Dow Jones Industrial Average, a negative 1.4% for the Standard & Poor’s 500 Stock Index, and a negative 0.1% for the Lehman Bros. Gov’t/Credit Bond Index.  The Fund’s benchmark composite index (60% S & P 500 Stock Index and 40% Lehman Bros. Gov’t/Credit Bond Index) came in with a similar negative 0.9% return.  However, the Fund’s performance was somewhat better than an average return of negative1.3% for a peer group of balanced funds as measured by Lipper.

For the first half of 2006, the Fund showed an investment return of +5.0% compared to comparable returns of +5.2% for the DJIA, +2.7% for the S & P 500 Index and a negative 1.2% for the Lehman Bros. Gov’t/Credit Bond Index.  The Fund’s performance was superior to its benchmark composite index which was up only +1.2%.

Economic growth as measured by Gross Domestic Product slipped to 2.5% (preliminary basis) from an unexpectedly strong 5.6% rate in the first quarter due to a pronounced slowdown in both consumer and business spending.  The sluggish growth in consumer spending is thought to have been caused by a number of factors including rising interest rates and higher energy costs. The deceleration in business spending is a little harder to explain as spending on productivity enhancing equipment and software actually fell during the period.  However, corporate profits continued to increase at an above average rate near “double digit” levels helped by out-sized gains in the energy sector.

In response to the slowdown in economic growth and the potential for reduced inflationary pressures, the Federal Reserve finally put a halt to its recent pattern of increasing interest rates by one quarter point at its August, 2006 meeting.  Prior to the interruption, the Fed had increased rates seventeen consecutive times since mid-2004.  However, longer term rates had risen only modestly by comparison resulting in a significant flattening of the U. S. Treasury interest rate curve.

The recent weakness in the stock market seems to have been triggered by a combination of higher interest rates, a rising rate of inflation, international problems and an increasingly uncertain outlook for economic growth.  As might be expected, the best performing industry sectors of the market were those considered to be the most defensive, including consumer staples (beverage, food and food retailing and tobacco) and utilities.  Energy also did very well because of rising prices due to supply constraints as well as demand growth both here and abroad.  The weakest groups included health care and technology (communications equipment, electronic equipment and instruments and software).  Individual holdings in the Fund that performed the best included Murphy Oil (+12.1%), Hormel Foods (+9.9%), Kimberly-Clark (+6.7%) and St. Paul Travelers (+6.7%) while those that performed worst included Sturm, Ruger (-21.7%), Pentair (-16.1%), H. B. Fuller (-15.1%) and eFunds (-14.7%).

Future Outlook

The slowdown in economic growth that became evident in the second quarter seems likely to continue with growth in the 2-3% range over the remainder of the year and on into 2007.  The combined effect of rising energy costs and interest rates during recent months should continue to weigh heavily on consumer spending in the months to come.  Nevertheless, still strong employment trends and rising compensation should be sufficient to keep consumer spending on an upward track.  Business spending is expected to show some recovery from the sharp slowdown in the second quarter in light of ever increasing competitive pressures and the presence of strong and liquid corporate balance sheets.  If overall economic growth remains subdued, the rate of corporate profit growth should also show some slippage to a more sustainable level in the mid to high “single digits”.

The outlook for interest rates and the bond market seems more uncertain than usual given such factors as the recent economic slowdown, international conflicts and the approaching elections.  However, should inflationary pressures continue to build, the Fed may have no other choice than to increase interest rates once again.  Obviously, future trends in energy and labor costs will be major factors in any decision to resume interest rate hikes.

The stock market outlook appears favorable despite the likelihood of some slowdown in the rate of corporate earnings growth.  Valuation levels seem reasonable with the S & P 500 Stock Index selling at about 15 times estimated current year earnings.  Historically, valuation levels have been somewhat higher during similar periods of earnings growth and interest rate levels.

William B. Frels

President and Lead Manager

Ronald L. Kaliebe

Co-Manager

Past performance is no guarantee of future results.

The Fund’s investment objectives, risks and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-800-304-7404, or visiting www.mairsandpower.com.  Read it carefully before investing.

PERFORMANCE INFORMATION (unaudited)

Ten years of investment performance (through June 30, 2006)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2006

	1 Year	5 Years	10 Years	20 Years
Mairs and Power Balanced Fund	+8.95%	+7.08%	+10.53%	+10.65%

Performance data quoted represents past performance and does not guarantee future results.  All performance information shown includes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance is updated and published monthly.  Visit the Fund’s website at www.mairsandpower.com or call 1-800-304-7404 for current performance figures.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.  The composite index reflects an unmanaged portfolio of 60% of the S&P 500 index and 40% of the Lehman Brothers Government/Credit Bond Index.

FUND INFORMATION (unaudited)	as of June 30, 2006

Portfolio Managers

William B. Frels
Lead manager, since 1992
University of Wisconsin, BBA Finance 1962

Ronald L. Kaliebe
Co-manager, since 2006
University of Wisconsin-Madison,
MBA Finance 1980

Portfolio Composition

Top Ten Stock Holdings
(Percent of Total Net Assets)

3M Co.	3.2%
Emerson Electric Co.	3.1%
Wells Fargo & Co.	2.7%
Graco Inc.	2.7%
The Valspar Corp.	2.5%
H. B. Fuller Co.	2.4%
Schlumberger Ltd.	2.0%
Pentair Inc.	2.0%
ConocoPhilips	1.8%
Hormel Foods Corp.	1.7%

Portfolio Diversification
(Percent of Total Net Assets)

Fixed Income Securities 34.8%
Federal Agency Obligations	21.7%
Corporate Bonds	11.5%
Asset-Backed Securities	1.2%
Convertible Corporate Bonds	0.2%
Non-Convertible Preferred Stock	0.2%
Stocks 62.0%
Financial	12.2%
Energy	7.4%
Health Care	7.4%
Technology	7.1%
Capital Goods	6.7%
Basic Industries	6.4%
Consumer Staple	5.5%
Diversified	4.6%
Consumer Cyclical	3.2%
Utilities	1.5%
Short-Term Investments 3.2% *	3.2%
100.0%

*Represents short-term investments plus other assets and liabilities (net).

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)

Par Value	Security Description			Market Value

	FIXED INCOME SECURITIES 34.8%

	FEDERAL AGENCY OBLIGATIONS 21.7%
$500,000	Federal Farm Credit Bank	5.45%	06/22/15	$483,432
500,000	Federal Farm Credit Bank	6.05%	04/18/16	493,647
500,000	Federal Home Loan Bank (f)	6.00%	07/20/09	499,829
250,000	Federal Home Loan Bank	5.00%	12/20/11	242,084
500,000	Federal Home Loan Bank	5.00%	03/28/11	486,589
500,000	Federal Home Loan Bank	6.00%	05/10/12	497,053
250,000	Federal Home Loan Bank	5.44%	12/23/14	242,261
500,000	Federal Home Loan Bank	5.25%	02/17/15	480,258
500,000	Federal Home Loan Bank	5.55%	05/04/15	485,766
500,000	Federal Home Loan Bank	5.60%	08/24/15	486,062
500,000	Federal Home Loan Bank	6.00%	11/16/15	492,567
500,000	Federal Home Loan Bank	6.00%	11/17/15	489,218
500,000	Federal Home Loan Bank	6.10%	03/08/16	492,173
500,000	Federal Home Loan Bank	6.25%	04/25/16	495,716
500,000	Federal Home Loan Bank	5.55%	02/15/18	478,189
300,000	Federal Home Loan Bank	5.70%	02/20/18	288,984
500,000	Federal Home Loan Bank	5.70%	03/23/18	481,341
250,000	Federal Home Loan Bank	5.65%	08/13/18	239,514
500,000	Federal Home Loan Bank	6.00%	07/26/19	485,118
250,000	Federal Home Loan Bank	6.25%	12/29/20	243,830
500,000	Federal Home Loan Bank	5.75%	03/23/22	471,481
500,000	Federal Home Loan Bank	6.00%	08/25/22	478,517
500,000	Federal Home Loan Bank	6.00%	09/01/22	478,443
500,000	Federal Home Loan Mortgage Corporation	6.00%	12/22/10	498,462
500,000	Federal Home Loan Mortgage Corporation	6.00%	04/10/14	495,159
500,000	Federal Home Loan Mortgage Corporation	6.00%	04/04/16	491,730
500,000	Federal Home Loan Mortgage Corporation	6.00%	10/13/20	479,386
500,000	Federal Home Loan Mortgage Corporation	6.00%	10/26/20	475,168
250,000	Federal Home Loan Mortgage Corporation	5.75%	11/15/21	237,887
250,000	Federal Home Loan Mortgage Corporation	6.00%	12/30/22	239,020
500,000	Federal National Mortgage Association	5.55%	06/08/15	486,362
500,000	Federal National Mortgage Association	5.55%	06/29/15	486,276
500,000	Federal National Mortgage Association	6.00%	02/02/16	492,473

Par Value	Security Description			Market Value

	FIXED INCOME SECURITIES (continued)

	FEDERAL AGENCY OBLIGATIONS (continued)
$500,000	Federal National Mortgage Association	5.40%	02/23/17	$477,898
500,000	Federal National Mortgage Association	5.60%	03/28/17	480,485
250,000	Federal National Mortgage Association	5.50%	04/08/19	236,366
250,000	Federal National Mortgage Association	5.52%	04/12/19	236,628
250,000	Federal National Mortgage Association	6.00%	05/03/19	242,769
250,000	Federal National Mortgage Association	6.00%	05/24/19	242,537
500,000	Federal National Mortgage Association (g)	5.00%	07/26/19	480,604
250,000	Federal National Mortgage Association	5.63%	08/05/19	237,796
500,000	Federal National Mortgage Association (g)	5.50%	02/10/20	478,272
500,000	Federal National Mortgage Association (g)	5.50%	02/27/20	479,090
500,000	Federal National Mortgage Association	5.50%	02/28/20	470,642
500,000	Federal National Mortgage Association	5.65%	03/09/20	474,721
500,000	Federal National Mortgage Association	5.75%	03/09/20	477,380
500,000	Federal National Mortgage Association	5.75%	03/16/20	477,062
1,000,000	Federal National Mortgage Association	6.00%	04/06/20	976,529
500,000	Federal National Mortgage Association	6.00%	04/28/20	483,212
500,000	Federal National Mortgage Association	6.00%	05/19/20	483,115
500,000	Federal National Mortgage Association	5.81%	06/30/20	478,274
1,000,000	Federal National Mortgage Association	5.75%	07/07/20	952,919
500,000	Federal National Mortgage Association	6.00%	08/10/20	482,384
500,000	Federal National Mortgage Association	6.00%	08/18/20	482,338
500,000	Federal National Mortgage Association	6.00%	08/25/20	477,981
500,000	Federal National Mortgage Association	6.00%	10/13/20	479,332
500,000	Federal National Mortgage Association	6.25%	02/23/21	487,284
400,000	Federal National Mortgage Association	6.00%	08/16/22	382,520
500,000	Federal National Mortgage Association	6.00%	03/21/25	477,790
500,000	Federal National Mortgage Association	6.00%	04/04/25	477,463
500,000	Federal National Mortgage Association	6.00%	06/02/25	477,670
500,000	Federal National Mortgage Association	6.00%	07/11/25	477,701
500,000	Federal National Mortgage Association	6.00%	10/06/25	474,163
				28,436,920

Par Value	Security Description			Market Value

	FIXED INCOME SECURITIES (continued)

	CORPORATE BONDS 11.5%
	FINANCIAL 5.3%
$250,000	Stilwell Financial Inc.	7.00%	11/01/06	$250,460
250,000	Ford Motor Credit Co.	6.50%	01/25/07	249,567
250,000	Bankers Trust NY Corp.	6.70%	10/01/07	253,178
248,000	Ford Motor Credit Corp.	7.375%	10/28/09	229,285
250,000	General Motors Acceptance Corp.	7.75%	01/19/10	248,711
250,000	General Motors Acceptance Corp.	7.25%	03/02/11	242,377
250,000	Ford Motor Credit Corp.	5.30%	04/20/11	195,816
250,000	Household Finance Corp.	6.375%	10/15/11	255,485
200,000	Ford Motor Credit Corp.	7.00%	11/26/11	164,724
250,000	General Motors Acceptance Corp.	7.00%	02/01/12	237,300
250,000	Goldman Sachs Group (a)	8.00%	03/01/13	275,211
250,000	Allstate Corp.	7.50%	06/15/13	271,691
500,000	Harleysville Group	5.75%	07/15/13	464,251
500,000	General Motors Acceptance Corp.	6.75%	12/01/14	464,410
250,000	Security Benefit Life Insurance Co. (a)	8.75%	05/15/16	285,171
250,000	General Motors Acceptance Corp.	7.25%	09/15/17	215,149
250,000	Lincoln National Corp.	7.00%	03/15/18	261,739
500,000	General Electric Capital Corp.	6.35%	05/12/18	500,055
500,000	Provident Cos.	7.00%	07/15/18	482,737
250,000	Berkeley (WR) Corp.	6.15%	08/15/19	237,898
250,000	Household Finance Corp.	5.25%	06/15/23	218,622
250,000	Liberty Mutual Insurance Co. (a)	8.50%	05/15/25	280,980
250,000	Provident Cos.	7.25%	03/15/28	238,211
500,000	Farmers Exchange Capital (a)	7.05%	07/15/28	478,434
				7,001,462
	INDUSTRIAL 4.9%
250,000	Lucent Technologies	7.25%	07/15/06	250,938
250,000	Halliburton Co.	6.00%	08/01/06	250,022
250,000	Steelcase Inc.	6.375%	11/15/06	249,353
250,000	Goodyear Tire & Rubber Co.	6.625%	12/01/06	249,375
250,000	Sherwin-Williams Co.	6.85%	02/01/07	251,282

Par Value	Security Description			Market Value

	FIXED INCOME SECURITIES (continued)

	CORPORATE BONDS (continued)
	INDUSTRIAL (continued)
$250,000	Goodyear Tire & Rubber Co.	8.50%	03/15/07	$250,000
350,000	Corning Inc.	6.30%	03/01/09	353,843
500,000	SUPERVALU Inc.	7.875%	08/01/09	513,504
250,000	DaimlerChrysler NA Holding Corp.	7.75%	01/18/11	263,894
250,000	Hertz Corp.	7.40%	03/01/11	234,375
250,000	General Foods Corp.	7.00%	06/15/11	250,210
250,000	Goodyear Tire & Rubber Co.	7.857%	08/15/11	231,875
200,000	Ford Motor Co.	9.50%	09/15/11	179,000
250,000	Bombardier Inc. (a) (e)	6.75%	05/01/12	230,000
250,000	General Motors Corp.	7.125%	07/15/13	205,625
250,000	Willamette Industries	7.125%	07/22/13	263,930
250,000	Maytag Corp.	5.00%	05/15/15	225,649
250,000	Servicemaster Co.	7.10%	03/01/18	257,154
250,000	DaimlerChrysler NA Holding Corp.	5.65%	06/15/18	225,569
350,000	PPG Industries	7.40%	08/15/19	381,153
500,000	Wyeth	6.45%	02/01/24	501,013
500,000	Toro Co.	7.80%	06/15/27	541,843
				6,359,607
	UTILITIES 1.3%
250,000	Monongahela Power Co., Inc.	5.00%	10/01/06	249,411
250,000	Xcel Energy Inc.	7.00%	12/01/10	260,410
250,000	TECO Energy, Inc.	7.00%	05/01/12	248,750
250,000	Verizon Global Funding Corp.	6.875%	06/15/12	259,284
250,000	Vectren Utility Holdings, Inc.	5.75%	08/01/18	233,696
250,000	South Jersey Gas Co.	7.125%	10/22/18	262,156
250,000	United Utilities PLC (e)	5.375%	02/01/19	226,301
				1,740,008
	TOTAL CORPORATE BONDS			15,101,077

Par Value	Security Description			Market Value

	FIXED INCOME SECURITIES (continued)

	ASSET-BACKED SECURITIES 1.2%
	EQUIPMENT LEASES 1.2%
$250,000	Continental Airlines	6.32%	11/01/08	$249,284
117,353	Delta Air Lines Inc. (d)	7.379%	05/18/10	117,487
450,000	Northwest Airlines (d)	6.841%	04/01/11	447,750
250,000	Delta Air Lines Inc. (d)	7.111%	09/18/11	251,411
250,000	American Airlines Inc.	7.858%	10/01/11	265,000
214,170	General American Transportation	7.50%	02/28/15	205,188
				1,536,120

	CONVERTIBLE CORPORATE BONDS 0.2%
	UTILITIES 0.2%
251,300	Noram Energy	6.00%	03/15/12	245,017

Number of Shares
	NON-CONVERTIBLE PREFERRED STOCK 0.2%
	FINANCIAL 0.2%
10,000	St. Paul Capital Trust I	7.60%	253,400

	TOTAL FIXED INCOME SECURITIES
	(cost $46,395,814)		$45,572,534

	COMMON STOCKS 62.0%

	BASIC INDUSTRIES 6.4%
65,000	Bemis Co., Inc.		1,990,300
71,000	H. B. Fuller Co.		3,093,470
125,000	The Valspar Corp.		3,301,250
			8,385,020

Number of Shares	Security Description	Market Value

	COMMON STOCKS (continued)

	CAPITAL GOODS 6.7%
76,000	Graco Inc.	$3,494,480
20,000	Ingersoll-Rand Co. Ltd. (e)	855,600
47,000	MTS Systems Corp.	1,856,970
75,000	Pentair, Inc.	2,564,250
		8,771,300
	CONSUMER CYCLICAL 3.2%
62,000	Briggs & Stratton Corp.	1,928,820
15,000	Genuine Parts Co.	624,900
39,000	Home Depot, Inc.	1,395,810
30,000	Sturm, Ruger & Co., Inc.	187,500
		4,137,030
	CONSUMER STAPLE 5.5%
37,000	General Mills, Inc.	1,911,420
12,000	The Hershey Co.	660,840
61,000	Hormel Foods Corp.	2,265,540
25,000	Kimberly-Clark Corp.	1,542,500
25,000	SUPERVALU Inc.	767,500
		7,147,800
	DIVERSIFIED 4.6%
56,000	General Electric Co.	1,845,760
52,000	3M Co.	4,200,040
		6,045,800
	ENERGY 7.4%
25,000	BP p.l.c. ADR (c) (e)	1,740,250
36,000	ConocoPhilips	2,359,080
26,000	Exxon Mobil Corp.	1,595,100
24,000	Murphy Oil Corp.	1,340,640
40,000	Schlumberger, Ltd. (e)	2,604,400
		9,639,470

Number of Shares	Security Description	Market Value

	COMMON STOCKS (continued)

	FINANCIAL 12.2%
15,000	American Express Co.	$798,300
28,000	Associated Banc-Corp.	882,840
20,000	Bank of America Corp.	962,000
45,000	JPMorgan Chase & Co., Inc.	1,890,000
19,000	Lincoln National Corp.	1,072,360
31,000	Merrill Lynch & Co., Inc.	2,156,360
38,000	The St. Paul Travelers Companies, Inc.	1,694,040
50,000	TCF Financial Corp.	1,322,500
55,000	U.S. Bancorp	1,698,400
53,000	Wells Fargo & Co.	3,555,240
		16,032,040
	HEALTH CARE 7.4%
50,000	Baxter International Inc.	1,838,000
50,000	Bristol-Myers Squibb Co.	1,293,000
25,000	Eli Lilly & Co.	1,381,750
26,000	Johnson & Johnson	1,557,920
90,000	Pfizer Inc.	2,112,300
35,000	Wyeth	1,554,350
		9,737,320
	TECHNOLOGY 7.1%
70,000	Corning Inc. (b)	1,693,300
10,000	eFunds Corp. (b)	220,500
49,000	Emerson Electric Co.	4,106,690
54,000	Honeywell International Inc.	2,176,200
15,000	International Business Machines Corp.	1,152,300
		9,348,990
	UTILITIES 1.5%
35,000	Verizon Communications Inc.	1,172,150
40,000	Xcel Energy Inc.	767,200
		1,939,350

Number of Shares	Security Description	Market Value

	TOTAL COMMON STOCKS
	(cost $48,836,417)	$81,184,120

	SHORT-TERM INVESTMENTS 3.1%
3,992,236	First American Prime Obligations Fund, Class Z
	(cost $3,992,236)	$3,992,236

	TOTAL INVESTMENTS 99.9%
	(cost $99,224,467)	$130,748,890

	OTHER ASSETS AND LIABILITIES (NET) 0.1%	148,589

	TOTAL NET ASSETS 100.0%	$130,897,479

(a)   Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  These securities have been determined to be liquid under guidelines established by the Fund’s Board of Directors.  As of June 30, 2006, these securities represented 1.2% of total net assets.

(b)   Non-income-producing

(c)    American Depository Receipt

(d)   Security is in default as of June 30, 2006.

(e)    Foreign security denominated in U.S. dollars.

(f)      Security purchased on a when-issued basis.  Delivery and payment for securities purchased on a when-issued basis may occur up to a month or more after the transaction.  Such securities do not earn interest, are subject to market fluctuations and may increase or decrease in value prior to their delivery.

(g)   Step Bonds – Securities for which the coupon rate of interest will adjust on specified future date(s).  The rate disclosed represents the coupon rate in effect as of June 30, 2006.

See accompanying ‘Notes to Financial Statements’.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006 (unaudited)

ASSETS
Investments at market value (cost $99,224,467) (Note 1)	$130,748,890
Receivable for Fund shares sold	84,631
Dividends and interest receivable	824,502
Prepaid expenses	1,070

131,659,093
LIABILITIES
Payable for securities purchased	566,460
Payable for Fund shares redeemed	114,491
Accrued investment management fees (Note 2)	63,126
Accrued fund administration fees (Note 2)	1,055
Accrued expenses and other liabilities	16,482

761,614

NET ASSETS	$130,897,479

NET ASSETS CONSIST OF:
Paid-in capital	97,928,520
Accumulated undistributed net investment income	375,398
Accumulated net realized gain on investments	1,069,138
Net unrealized appreciation of investments	31,524,423

TOTAL NET ASSETS	$130,897,479

Fund shares issued and outstanding (par value $0.10 per share, 10,000,000 authorized)	2,157,985

Net asset value per share	$60.66

See accompanying ‘Notes to Financial Statements’.

STATEMENT OF OPERATIONS

Six months ended June 30, 2006 (unaudited)

INVESTMENT INCOME
Income:
Dividends	$954,654
Interest	1,395,092
TOTAL INCOME		$2,349,746

Expenses:
Investment management fees (Note 2)	373,166
Fund administration fees (Note 2)	6,219
Fund accounting	29,287
Directors’ compensation (Note 2)	4,625
Transfer agent fees	17,072
Custodian fees	7,352
Legal and audit fees	27,627
Other expenses	43,990
TOTAL EXPENSES		509,338

NET INVESTMENT INCOME		1,840,408

NET REALIZED GAIN AND UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS (Note 4)
Net realized gain on investments sold	1,063,263
Net change in unrealized appreciation/depreciation of investments	3,025,952

NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS		4,089,215

NET INCREASE IN NET ASSETS FROM OPERATIONS		$5,929,623

See accompanying ‘Notes to Financial Statements’.

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 06/30/06	Year ended 12/31/05
	(unaudited)
OPERATIONS
Net investment income	$1,840,408	$3,032,904
Net realized gain on investments sold	1,063,263	388,077
Net change in unrealized appreciation of investments	3,025,952	1,559,162
NET INCREASE IN NET ASSETS FROM OPERATIONS	5,929,623	4,980,143

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,465,011)	(3,042,059)
Net realized gain	(0)	(378,982)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(1,465,011)	(3,421,041)

CAPITAL TRANSACTIONS
Proceeds from shares sold	12,911,124	34,133,770
Reinvestment of distributions from net investment income and net realized gains	1,317,857	3,067,543
Cost of shares redeemed	(5,743,370)	(11,482,496)

INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	8,485,611	25,718,817

TOTAL INCREASE IN NET ASSETS	12,950,223	27,277,919

NET ASSETS
Beginning of year	117,947,256	90,669,337
End of year (including accumulated undistributed net investment income of $375,398 and $0, respectively)	$130,897,479	$117,947,256

FUND SHARE TRANSACTIONS
Shares sold	211,782	592,754
Shares issued for reinvested distributions	21,795	52,908
Shares redeemed	(94,548)	(199,105)

NET INCREASE IN FUND SHARES	139,029	446,557

See accompanying ‘Notes to Financial Statements’.

NOTES TO FINANCIAL STATEMENTS

June 30, 2006 (unaudited)

Note 1 – Organization and Significant Accounting Policies

The Mairs and Power Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The objective of the Fund is to provide regular current income, the potential for capital appreciation and a moderate level of volatility by investing in diversified securities, including bonds, preferred stocks, common stocks, federal agency obligations and other securities convertible into common stock.

Significant accounting polices of the Fund are as follows:

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors.  Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day.  For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price, which compares the last trade to the bid/ask range of the security.  If the last trade falls within the bid/ask range, then that price will be the closing price.  If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price.  If the last price is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.  Debt obligations exceeding 60 days to maturity are valued by an independent pricing service.  The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.  Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system.  When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, securities are valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund’s Board of Directors.  Factors which may be considered by the Committee in determining the fair value of a security are the type of the security; restrictions on the resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; conversion or exchange rights on the security; information from broker-dealers; and changes in overall market conditions.  As of June 30, 2006, no securities in the Fund were valued using this method.

Security Transactions and Investment Income

Security transactions are recorded on the date which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date, and interest income, including premium amortization and discount accretion, is recorded on an accrual basis.  Realized gains and losses are reported on an identified cost basis.

Income Taxes

The Fund is a “regulated investment company” as defined in Subtitle A, Chapter 1, subchapter M of the Internal Revenue Code (the Code), as amended.  No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period.  Actual results could differ from those estimates.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

Mairs and Power, Inc. (the Adviser) provides investment management and fund administration services to the Fund under written agreements approved by the Board of Directors of the Fund.  The Fund is charged an investment management fee equal to 0.60% of average daily net assets per annum and a fund administration fee equal to 0.01% of average daily net assets per annum.

Directors’ Compensation

The owners of the Adviser include William B. Frels, who is a director and officer of the Fund, and other individuals who are officers of the Fund.  Mr. Frels does not receive compensation in his role as an interested director of the Fund.

Note 3 – Indemnifications

In the normal course of business the Fund enters into contracts that contain general indemnifications to other parties.  The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences.  To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.   The Fund’s tax basis net realized gains (losses) are determined only at the end of each fiscal year.  As a result, no reclassifications were made as of June 30, 2006.

Income and capital gain distributions are determined in accordance with income tax regulations, which differ from accounting principles generally accepted in the United States.  In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the six months ended June 30, 2006 and the fiscal year ended December 31, 2005, was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$1,465,011	$3,042,059
Long-term capital gains	-0-	378,982
	$1,465,011	$3,421,041

At December 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$88,790,016

Gross unrealized appreciation	$30,011,387
Gross unrealized depreciation	(1,512,916)
Net unrealized appreciation	$28,498,471

Undistributed ordinary income	$5,220
Undistributed long-term capital gains	655
Total distributable earnings	$5,875

Total accumulated earnings	$28,504,346

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments during the six months ended June 30, 2006, aggregated $11,360,402 and $4,004,434, respectively.

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios — for each share of capital stock outstanding throughout each period)

	Six months ended	Year ended December 31
	06/30/06 (1)	2005	2004	2003		2002	2001
	(unaudited)
Per share
Net asset value, beginning of year	$58.42	$57.66	$53.20	$45.09		$49.71	$51.86

Income from investment operations:
Net investment income	0.87	1.59	1.53	1.41		1.46	1.45
Net realized and unrealized gain (loss)	2.07	0.95	4.80	8.21		(4.63)	(2.15)
Total from investment operations	2.94	2.54	6.33	9.62		(3.17)	(0.70)

Distributions to shareholders from:
Net investment income	(0.70)	(1.59)	(1.52)	(1.43)		(1.45)	(1.45)
Net realized gains	—	(0.19)	(0.35)	(0.08)		—	—
Return of capital	—	—	—	(0.00	)(2)	—	—
Total distributions	(0.70)	(1.78)	(1.87)	(1.51)		(1.45)	(1.45)

Net asset value, end of period	$60.66	$58.42	$57.66	$53.20		$45.09	$49.71

Total investment return	5.04%	4.47%	12.04%	21.62%		(6.42)%	(1.27)%

Net assets, end of period (000s omitted)	$130,897	$117,947	$90,669	$63,878		$43,261	$42,037

Ratios/supplemental data:
Ratio of expenses to average net assets	0.82%	0.84%	0.92%	0.94%		0.99%	0.95%
Ratio of net investment income to average net assets	2.96%	2.84%	2.86%	3.01%		3.11%	2.89%
Portfolio turnover rate	3.27%	13.49%	8.91%	7.02%		10.92%	16.49%

(1)  For the six months ended June 30, 2006, all ratios have been annualized except total investment return and portfolio turnover.

(2)  Return of capital in 2003 is $0.004 per share and is considered a negligible amount.

See accompanying ‘Notes to Financial Statements’.

FUND EXPENSES (unaudited)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as investment management fees).  The Fund is a “no-load” mutual fund.  As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below reports the Fund’s expenses during the reporting period (January 1, 2006 through June 30, 2006) and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period.  You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below.  For example, if your account value is $10,500, divided by $1,000 = $10.50.  Multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”  By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expenses and an assumed return of 5% per year before expenses, which is not the Fund’s actual return.   The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of investing in other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid during the period.

	Beginning Account Value 01/01/2006	Ending Account Value 06/30/2006	Expenses Paid During Period*
Actual return	$1,000	$1,050.40	$4.17

Hypothetical assumed 5% return	$1,000	$1,020.73	$4.11

*The Fund’s expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.82%, multiplied by the average account value over the Fund’s first fiscal half-year, multiplied by the number of days in the Fund’s first fiscal half-year (181 days) divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling our Customer Service at 1-800-304-7404 and requesting a copy of the Statement of Additional Information (SAI); and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, is available at www.mairsandpower.com and on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC.  The schedule of portfolio holdings is also printed in the Fund’s first quarter, semi-annual, third quarter and annual reports to shareholders.

You may obtain a copy of the Fund’s latest quarterly report without charge by calling Customer Service at 1-800-304-7404.  The Fund’s Forms N-Q and N-CSR are available on the SEC’s website at www.sec.gov.  Forms N-Q and N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete copy of the Fund’s portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund’s website at www.mairsandpower.com.

RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited)

The Fund’s Board of Directors unanimously approved the renewal of the Advisory Contract between the Fund and Mairs and Power, Inc. (the Manager) at a Fund Board Meeting held on May 18, 2006.

In preparation for the May 18, 2006 Board Meeting, the Manager provided the Directors with extensive materials, including investment performance data, fee and expense comparisons with other mutual funds having similar investment objectives, and profitability information concerning the Manager.  The independent Directors discussed the materials and the proposed renewal of the Advisory Contract in a private session with legal counsel present, but with no representatives of the Manager being present.  In reaching their decision to renew the Fund’s Advisory Contract with the Manager, the Directors considered all factors they believed to be relevant.  Each of these factors and the conclusions reached by the Directors with respect to them is discussed below.

Investment Performance

The Directors considered the investment results for the Fund compared to those for mutual funds with similar investment objectives as determined by Morningstar, and with three securities indices – the Dow Jones Industrial Average, the S&P 500 and the Lehman Brothers Government/Credit index.  In addition to the materials received by the Directors before the May 18, 2006 Board Meeting, the Directors receive detailed performance information at each regular Board Meeting during the year.  At the May 18, 2006 Meeting, the Directors reviewed the comparative performance information over 1, 3, 5 and 10 year periods ending with the quarter preceding the Meeting.  The Directors noted that for each of these periods, the Fund outperformed both the Morningstar peer group average and the Fund’s custom benchmark, a 60%/40% blend of the S&P 500 and the Lehman Brothers Government/Credit index.  Based upon their review, the Directors concluded that the Fund’s investment performance has been satisfactory.

Management Fee

In evaluating the level of the management fee paid to the Manager, the Directors considered both the level of the Fund’s management fees and overall expenses compared to those of other similar mutual funds, as well as the quality and quantity of advisory and other services provided by the Manager.  The Directors noted that the management fee is less than the average for a group of similar funds identified by the Manager as “best in class,”  and that the Fund’s total expense ratio is substantially less than the average for a peer group of funds identified by Morningstar.

The Directors also considered the fees the Manager charges its non-mutual fund advisory clients (Advisory Clients) with investment objectives similar to those of the Fund.  The fee rates payable by the Manager’s Advisory Clients range from being exactly the same as the fee paid by the Fund to being lower than the fee paid by the Fund (the Manager’s larger Advisory Clients, many of which are institutional clients, fall into this latter category).  The Manager provided the Directors with information about the differences in the scope of services provided to its Advisory Clients compared with those it provides to the Fund.  The Manager stated that the level of investment decision-making is considerably higher with respect to the Fund, as cash flows result in purchase and sale decisions being made by the Manager for the Fund on most trading days of the year.  Other differences noted by the Manager include the fact that it provides the Fund with office facilities, Fund officers, administrative and compliance services and coordination with outside service providers that goes significantly beyond what is required with respect to the Manager’s Advisory Client business.  Having considered all of these factors, the Directors concluded that the nature and extent of services provided to the Fund merit higher management fees than those paid by the Manager’s Advisory Clients.

With respect to the quality of the investment advisory services provided, the Directors recognized the Fund’s long-term record of strong performance, described in the preceding section.  The Directors also took into account the Manager’s response to new regulatory compliance requirements under Rule 38a-1, resulting in a new written Compliance Program for the Fund which the Directors approved on September 15, 2004, and a satisfactory annual review of the Compliance Program which was completed on October 31, 2005 and presented to the Directors at the November 16, 2005 Board Meeting.  In addition, the Directors noted the Fund’s “B” Morningstar rating for stewardship.  The Directors concluded that overall they were satisfied with the nature, extent and quality of services provided by the Manager under the existing Advisory Contract, and that the management fee is fair and reasonable for the services provided and the risks assumed by the Manager.

Costs of Services Provided and Profitability to the Manager

At the request of the Directors, the Manager provided profitability information for the most recent three fiscal years (for the then-current fiscal year, which ended on June 30, 2006, estimates were made for the final two months of May and June).  The information addressed the Manager’s overall profitability and also broke it down between the Manager’s advisory business and the

Manager’s mutual fund business.  The profitability of the mutual fund business was further broken down between the two funds advised by the Manager – the Mairs and Power Growth Fund and the Mairs and Power Balanced Fund.  The Directors reviewed the Manager’s assumptions and methods of allocation used.  The Manager stated its belief that the methods of allocation used are reasonable, while acknowledging that there do not appear to be commonly accepted standards for making these kinds of profitability determinations. Based on this information, the Directors concluded that the Manager’s level of profitability from its relationship with the Fund is reasonable.

Other Benefits to Fund Manager

The Directors concluded that there were no other related benefits which the Fund Manager receives by virtue of its role as Fund Manager other than reputational benefits which it derives from its association with the Fund.

Economies of Scale

The management fee of 60 basis points ( .6 of 1%) which the Manager has been paid for more than twenty years has always been at the low end of the mutual fund advisory management fee range.  The Manager’s approach has always been to keep costs to the Fund as low as reasonably possible, including the cost of management fees.  At the same time, the Manager believes, and the Directors concur, that it is entitled to earn reasonable returns on its mutual fund business.  The Manager believes that it is difficult to pinpoint the economies of scale to be realized in any mutual fund, but especially in one the relatively small size of the Mairs and Power Balanced Fund.  A number of larger mutual funds have established one or more breakpoints whereby the management fee rate is reduced above specified asset levels.  The Manager believes, and the Directors concur, that the consideration of establishing a breakpoint at some asset level would be an appropriate way for the Manager to share its economies of scale in the event that the Balanced Fund were to grow its assets substantially.  However, at the current level of assets and considering that the management fee is at the low end of what other mutual fund managers charge, the Directors concluded that the absence of breakpoints in the Fund’s management fee remains reasonable at this time given the current size of the Fund.

MAIRS AND POWER BALANCED FUND, INC.

A No-Load Fund

For Shareholder Account Information and Inquiries

Call 1-800-304-7404

Or write to:

(via Regular Mail)	(via Overnight or Express Mail)
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street	3rd Floor
P. O. Box 701	615 East Michigan Street
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

For Fund literature and information, visit the Fund’s website at:

www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.

W1520 First National Bank Building

332 Minnesota Street

Saint Paul, Minnesota 55101

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Officers and Directors

William B. Frels, President & Director	Norbert J. Conzemius, Chair & Director
Jon A. Theobald, Chief Compliance Officer & Secretary	Charlton Dietz, Director
Peter G. Robb, Vice-President	Charles M. Osborne, Audit Committee Chair & Director
Lisa J. Hartzell, Treasurer	Edward C. Stringer, Director

Item 2.                    Code of Ethics.

Not applicable to semi-annual report.

Item 3.                    Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4.                    Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5.                    Audit Committee of Listed Registrant

Not applicable to registrant.

Item 6.                    Schedule of Investments

Included in report to shareholders filed under Item 1 of this report.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to registrant.

Item 8.                    Portfolio Managers of Closed End Management Investment Companies.

Not applicable to registrant.

Item 9.                    Purchases of Equity Securities by Closed End Management Investment Companies and Affiliated Purchasers.

Not applicable to registrant.

Item 10.                  Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures

a)             The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

b)            There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                  Exhibits

(a)(1)       Code of Ethics

Not applicable to semi-annual report.

(a)(2)       Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

(a)(3)       Not applicable.

(b)           Certifications required by 18 U.S.C. 1350.

Attached as exhibit 12(b) to this form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs and Power Balanced Fund, Inc.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President

Date	September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President
(principal executive officer)

Date	September 7, 2006

By (Signature and Title)

*	/s/ Lisa J. Hartzell
Lisa J. Hartzell, Treasurer
(principal financial officer)

Date	September 7, 2006

*                    Print the name and title of each signing officer under his or her signature.